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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

       CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934.


                    Date of Report           July 14, 1999

                        SBA COMMUNICATIONS CORPORATION
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            (Exact name of registrant as specified in its charter)


           Florida                        333-50219              65-0716501
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(State or other jurisdiction        Commission File Number    (I.R.S. Employer
of incorporation or organization)                            Identification No.)



   One Town Center Road, Boca Raton, Florida                       33486
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    (Address of principal executive offices)                     (Zip Code)


                                 (561)995-7670
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             (Registrant's telephone number, including area code)


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Item 5    Other Events

          SBA Communications Corporation ("SBAC") announced a record number of tower additions in the second quarter. These additions represent the largest number of towers added by the Company in any quarter in its history. Of the 184 towers added, 126 were multi-tenant towers newly built by SBAC, and the other 58 were existing multi-tenant acquired by SBAC in 13 separate transactions. A copy of the press release issued by SBAC on July 7, 1999 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


Item 7    Financial Statements and Exhibits

          (c)  Exhibits

          99.1 Press release dated July 7, 1999
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



July 14, 1999                 /s/ Jeffrey A. Stoops
                              -----------------------
                              Jeffrey A. Stoops
                              Chief Financial Officer